Statement of Additional Information Supplement
John Hancock Bond Trust
John Hancock California Tax-Free Income Fund
John Hancock Capital Series
John Hancock Collateral Trust
John Hancock Current Interest
John Hancock Exchange-Traded Fund Trust
John Hancock Funds II
John Hancock Funds III
John Hancock Investment Trust
John Hancock Investment Trust II
John Hancock Municipal Securities Trust
John Hancock Sovereign Bond Fund
John Hancock Strategic Series
John Hancock Variable Insurance Trust (individually, the Trust, and collectively, the Trusts)
Supplement dated August 1, 2024 to the current Statement of Additional Information, as may be supplemented (the SAI)
Effective immediately, Gregory A. Russo is retiring as an Independent Trustee. Accordingly, all references to Mr. Russo as a current Independent Trustee are removed from each SAI.
Also, effective immediately, the Board of Trustees for each Trust has appointed the following individuals to serve as Independent Trustees of each Trust:
William K. Bacic
Thomas R. Wright
Accordingly, the following modifies and supplements the applicable disclosure under “THOSE RESPONSIBLE FOR MANAGEMENT” in each SAI.
The tables below present certain information regarding Mr. Bacic and Mr. Wright (each, a “New Trustee,” and together, the “New Trustees”), including their principal occupations, which, unless specific dates are shown, are of at least five years’ duration. In addition, the tables include information concerning other directorships held by each New Trustee in other registered investment companies or publicly traded companies. As of July 31, 2024, the “John Hancock Fund Complex” consisted of 183 funds (including separate series of series mutual funds). Each Trustee, other than William K. Bacic, and Thomas R. Wright, has been elected to serve on the Board. The Board appointed William K. Bacic and Thomas R. Wright to serve as Independent Trustees effective August 1, 2024. The address of each New Trustee is 200 Berkeley Street, Boston, Massachusetts 02116.
Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Independent Trustees
William K. Bacic (1956)	Trustee (since 2024)	Director, Audit Committee Chairman, and Risk Committee Member, DWS USA Corp. (formerly, Deutsche Asset Management) (2018-2024). Trustee of various trusts within the John Hancock Fund Complex (since 2024).	178
Thomas R. Wright (1961)	Trustee (since 2024)	Chief Operating Officer, JMP Securities (2020-2023); Director of Equities, JMP Securities (2013-2023); Executive Committee Member, JMP Group (2013-2023); Global Head of Trading, Sanford C. Bernstein & Co. (2004-2012); and Head of European Equity Trading and Salestrading, Merrill, Lynch & Co. (1998-2004, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2024).	178

Because the Trust is not required to and does not hold regular annual shareholder meetings, each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed, or becomes disqualified. Trustees may be removed from the Trust (provided the aggregate number of Trustees after such removal shall not be less than one) with cause or without cause, by the action of two-thirds of the remaining Trustees or by action of two-thirds of the outstanding shares of the Trust.

In addition, effective immediately, the following modifies and supplements the applicable disclosure under the heading “THOSE RESPONSIBLE FOR MANAGEMENT” in the “Principal Officers who are not Trustees” section of each SAI:
Name (Birth Year)	Current Position(s) with the Trust[1]	Principal Occupation(s) During the Past 5 Years
Fernando A. Silva (1977)	Chief Financial Officer (since 2024)
Assistant Treasurer, John Hancock Investment Management LLC and John Hancock Variable
Trust Advisers LLC (since 2020); Assistant Vice President, John Hancock Life & Health Insurance
Company, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance
Company of New York (since 2021); Chief Financial Officer of various trusts within the John
Hancock Fund Complex (since 2024).

1
Each officer holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.
Applicable disclosure under the heading “THOSE RESPONSIBLE FOR MANAGEMENT” in the “Additional Information about the Trustees” section of each SAI is also modified and supplemented as follows, effective immediately:
In addition to the description of each New Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each New Trustee’s specific experience, qualifications, attributes or skills with respect to each Trust. The information in this section should not be understood to mean that either of the New Trustees is an “expert” within the meaning of the federal securities laws.
Independent Trustees
William K. Bacic – As a retired Certified Public Accountant, Mr. Bacic served as New England Managing Partner of a major independent registered public accounting firm, as well as a member of its U.S. Executive Committee, and has deep financial and accounting expertise. He served as the lead partner on the firm’s largest financial services companies, primarily focused on the investment management industry and mutual funds. He also has expertise in corporate governance and regulatory matters as well as prior experience serving as a board member and audit committee chair of a large global asset management company.
Thomas R. Wright – As a retired Chief Operating Officer of a significant capital markets firm and a former Director of Equities and Executive Committee Member, Mr. Wright has deep executive, investment banking, portfolio management, securities brokerage, and equity research expertise. Mr. Wright has also served as the Global Head of Trading and Head of European Equity Trading and Salestrading at an investment bank and asset manager and has substantial securities industry and international trading and markets expertise.
In addition, certain information in the “Board Committees” sub-section of the “Duties of Trustees; Committee Structure” section is amended, effective immediately, to reflect updated Committee memberships and Chairpersons, as applicable, for certain of the Committees as set forth below:
Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Cunningham and McClellan and Ms. Rathke). Ms. Rathke serves as Chairperson of this Committee.
Compliance Committee. The Board also has a standing Compliance Committee (Ms. Fey, Mr. Garfield and Ms. Jackson). Ms. Fey serves as Chairperson of this Committee.
Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Mr. Boyle, Ms. Ellison, and Mr. Pruchansky). Mr. Boyle serves as Chairperson of this Committee.
Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has four subcommittees with the Trustees divided among the four subcommittees (each an “Investment Sub-Committee”). Ms. Jackson and Messrs. Boyle, Cunningham and Pruchansky serve as Chairpersons of the Investment Sub-Committees.
You should read this supplement in conjunction with the SAI and retain it for your future reference.